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                     BUTTREY FOOD AND DRUG STORES COMPANY

                      NONQUALIFIED STOCK OPTION AGREEMENT



          This NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is entered into as of the _____ day of ___________ 1996 (the "Grant Date") by and between BUTTREY FOOD AND DRUG STORES COMPANY, a Delaware corporation (the "Company"), and ________________ ("Optionee") pursuant to the Company's 1996 Non-Employee Directors Stock Option Plan (the "Plan").


                                R E C I T A L S
                                - - - - - - - -

          A. The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to give certain non-employee directors of the Company an opportunity to purchase shares of the Company's Common Stock, $.01 par value per share (the "Common Stock");

          B. The Board has adopted and approved the Plan for the purpose of granting nonqualified stock options to certain non-employee directors; and

          C. The Company has determined to grant Optionee an option to purchase shares of Common Stock of the Company in connection with Optionee's election to receive such option pursuant to the terms and conditions of the Plan.


                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties hereto agree as follows:

          1.   Option; Number of Shares; Price.  The Company hereby grants to
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Optionee the right to purchase (the "Option"), on the terms and conditions hereinafter set forth, up to a maximum of ________ shares (the "Shares") of the Common Stock of the Company, at a purchase price of $_____ per share (the "Option Price") to be paid in accordance with Section 6 hereof. The Option and the right to purchase all or any portion of the Shares is subject to the terms and conditions stated in this Agreement and in the Plan, including but not limited to the provisions of Sections 3, 4(d), 7 and 8 of the Plan and Sections 3 and 8 hereof pursuant to which the Option is subject to modification and termination. The Option is not intended to qualify for treatment as an
                            ---
incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

          2.   Vesting.  The Option shall vest and become exercisable in full
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on, and only if Optionee continues to serve as a Director until, the Annual
Meeting of Stockholders following the Grant Date. Notwithstanding anything contained in this Section 2 to the contrary, (a) if the Optionee is subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Option shall not be exercisable during the first six (6) months after the date hereof, and (b) the Option shall be subject to termination as set forth in Sections 3 and 8 hereof and in Section 3, 4(d), 7 and 8 of the Plan.

          3.   Termination or Expiration.  This Agreement and the Option shall
               -------------------------
terminate upon the first to occur of the following:

               (i)    ten years from the date of this Agreement;

               (ii) the termination of the Option as provided in Section 8 of this Agreement; or

               (iii) six months after Optionee ceases to be a non-employee director of Company for any reason (including death or disability).

In the event of termination pursuant to clause (iii) of this Section 3, the Option may be exercised during such six month period only to the extent the Option was vested on the date Optionee ceased to be a non-employee director of Company.

          4.   Non-Transferability of the Option.  The Option and the rights and
               ---------------------------------
privileges conferred hereunder are exercisable only by Optionee (or Optionee's guardian or legal representative) during Optionee's lifetime and may not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Any attempt to sell, transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of any right or privilege conferred hereunder contrary to the provisions hereof shall be null and void.

          5.   Adjustments.  Pursuant to Section 7 of the Plan, the number or
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kind of shares issuable upon exercise of the Option and/or the Option Price is subject to adjustment in the event of certain stock splits, stock dividends, reclassifications, recapitalizations and similar events affecting the outstanding shares of Common Stock.

          6.   Exercise of Option.  Subject to Sections 4(c), 5, 6 and 8 of the
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Plan, on or after the vesting of the Option in accordance with Section 2 hereof and until termination of the Option in accordance with Sections 3 and 7 hereof, the Option may be exercised by Optionee (or, such other person specified in Section 4 hereof) to the extent exercisable as determined under Section 2 hereof, upon delivery of the following to the Company at its principal executive offices:

                                      2.
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          (a) a written notice of exercise which identifies this Agreement and states the number of full Shares (which may not be less than one hundred (100), or all of the Shares if less than one hundred (100) Shares then remain covered by the Option) of Shares then being purchased;

          (b) a check, cash or any combination thereof in the amount of the Option Price (or payment of the Option Price in such other form of lawful consideration as the Board may approve from time to time under the provisions of
Section 3 of the Plan, including without limitation and in the sole discretion of the Board, the assignment and transfer by Optionee to the Company of outstanding shares of Common Stock theretofore held by Optionee in a manner intended to comply with the provisions of Rule 16b-3 under the Exchange Act, if applicable). Such shares of Common Stock delivered in payment of the Option Price shall be valued at fair market value as determined by the Board on the basis of the average, rounded to the nearest eighth, of the Quoted Prices of a share of Common Stock for the five consecutive business days prior to the day as of which the fair market value of the Common Stock is being determined. The "Quoted Price" of a share of Common Stock shall be the last reported sales price of the Common Stock as reported by the NASDAQ National Market System ("NASDAQ"), or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if the Common Stock is not so reported or listed, the average of the last reported bid and asked price of the Common Stock;

          (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under federal, state or other applicable tax laws with respect to the taxable income, if any, recognized by Optionee in connection with the exercise, in whole or in part, of the Option (unless the Board has determined to allow the Optionee to, and the Optionee elects, to pay such tax by reducing the number of shares of Common Stock issued upon exercise of the Option (for which purpose such shares shall be valued at fair market value as determined by the board according to subparagraph (b) above) or unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other income paid to Optionee by the Company or the Subsidiary, provided such arrangements satisfy the requirements of applicable tax laws); and

          (d) a written representation and undertaking, if requested by the Company pursuant to Section 7(b) hereof, in such form and substance as the Company may require, setting forth the investment intent of Optionee, or a successor, as the case may be, and such other agreements, representations and undertakings as described in the Plan.

     7.   Representations and Warranties of Optionee.
          ------------------------------------------

          (a) Optionee represents and warrants that the Option and the Shares issuable upon exercise of the Option are being acquired by Optionee for Optionee's personal

                                      3.

account, for investment purposes only, and not with a view to the distribution, resale or other disposition of the Option or the Shares issuable upon exercise of the Option.

          (b) Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Common Stock under the Securities Act of 1933, as amended (the "Act"), on the basis of certain exemptions from such registration requirement. Accordingly, Optionee agrees that Optionee's exercise of the Option may be expressly conditioned upon Optionee's delivery to the Company of such representations and undertakings as the Company may reasonably require in order to secure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing of such Shares. Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Act or an exemption from such registration is available.

          (c) Optionee acknowledges receipt of this Agreement granting the Option, and the Plan, and understands that all rights and liabilities connected with the Option are set forth herein and in the Plan.

     8.   Termination Upon Certain Events.  Upon the dissolution, liquidation
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or sale of all or substantially all of the business, properties and assets of the Company, or upon any reorganization, merger or consolidation in which the Company does not survive, or upon any reorganization, merger or consolidation in which the Company does survive and the Company's stockholders have the opportunity to receive cash, securities of another corporation or other property in exchange for their capital stock of the Company, or upon sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, this Agreement and each outstanding Option granted hereunder shall terminate; provided, that in such event (i) if Optionee is not tendered an option by the surviving corporation in accordance with all of the terms of clause (ii) immediately below or does not accept any such substituted option which is so tendered, Optionee shall have the right until three (3) days before the effective date of such dissolution, liquidation, reorganization, merger or consolidation to exercise, in whole or in part, any unexpired Option or Options issued to Optionee to the extent the Option was vested as of such effective date; or (ii) in its sole and absolute discretion, the surviving corporation in any reorganization, merger or consolidation may, but shall not be so obligated to, tender to Optionee an option or options to purchase shares of the surviving corporation, and such new option or options shall contain such terms and provisions as shall be required to substantially preserve the rights and benefits of the Option or any portion thereof then outstanding under this Agreement and, if accepted by Optionee, such new option shall replace the Option under this Agreement.

                                      4.
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          9.   Limitation of Company's Liability for Nonissuance.  Inability of
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the Company to obtain, from any regulatory body having jurisdiction, authority reasonably deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

          10.  This Agreement Subject to Plan.  This Agreement is made under the
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provisions of the Plan and shall be interpreted in a manner consistent with it.
To the extent that any provision in this Agreement is inconsistent with the Plan, the provisions of the Plan shall control. A copy of the Plan is available to Optionee at the Company's principal executive offices upon request and without charge. The interpretation of the Board of any provision of the Plan, the Option or this Agreement, and any determination with respect thereto or hereto by the Board, shall be final, conclusive and binding on all parties.

          11.  Restrictive Legends.  Optionee hereby acknowledges that federal
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securities laws and the securities laws of the state in which Optionee resides may require the placement of certain restrictive legends upon the Shares issued upon exercise of the Option, and Optionee hereby consents to the placing of any such legends upon certificates evidencing the Shares as the Company, or its counsel, may reasonably deem necessary; provided, however, that any such legend shall be removed when no longer applicable.

          12.  Cancellation of Option.  Notwithstanding anything herein to the
               ----------------------
contrary, the Company may cancel the Option, or any portion thereof, at any time if the Company determines that Optionee has (i) committed fraud, embezzlement or other act of dishonesty involving the Company or any of its subsidiaries; (ii) engaged in gross misconduct or deliberate disregard of the law; (iii) made any unauthorized disclosure of any secret or confidential information of the Company or any of its subsidiaries; (iv) engaged in any conduct which constitutes unfair competition with the Company or any of its subsidiaries; (v) induced or attempted to induce an employee of the Company or any of its subsidiaries to terminate such employee's employment with the Company or any of its subsidiaries; or (vi) induced or attempted to induce any customer of, or other person having business relations with the Company or any of its subsidiaries to terminate or curtail such relationship with the Company or any of its subsidiaries.

          13.  No Rights as Stockholder, Employee or Director.  Optionee shall
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have no rights as a stockholder of any shares of Common Stock covered by the
Option until the date (the "Exercise Date") of the issuance of a stock certificate to the Optionee for such shares. Except as may be provided under
Section 7 of the Plan, the Company will make no adjustment for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the Exercise Date. Nothing contained in this Agreement shall confer, intend to confer or imply any rights to an employment relationship with the Company or the Subsidiary in favor of Optionee, or

                                      5.

any rights to continue as a director for any period of time or at any particular rate of compensation.

          14.  Notices.  All notices, requests and other communications
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hereunder shall be in writing and, if given by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following addresses (or such other address(es) as a party may designate for itself by like notice):

               If to the Company:

                    Buttrey Food and Drug Stores Company
                    601 6th Street S.W.
                    Great Falls, Montana  59404
                    Attention:  Chief Financial Officer

               If to Optionee:

                    c/o Buttrey Food and Drug Stores Company
                    601 6th Street S.W.
                    Great Falls, Montana  59404
                    Attention:  ________________

          15.  Governing Law.  This Agreement shall be construed under and
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governed by the laws of the State of Delaware without regard to the conflict of law provisions thereof.

                                      6.

          16.  Counterparts.  This Agreement may be executed in counterparts,
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each of which shall be deemed an original and both of which together shall be deemed one Agreement.

          IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the date first above written.

                              THE COMPANY:

                              BUTTREY FOOD AND DRUG STORES
                              COMPANY, a Delaware corporation


                              By:
                                 ----------------------------

                                Its:
                                    -------------------------

                              OPTIONEE:


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                                      7.